1Q 2013 Earnings Presentation May 7, 2013 NASDAQ: NTLS Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted
EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on April 30, 2012, August 1, 2012, November 1, 2012 , February 28, 2013 and May 7, 2013.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-
looking statements, include, but are not limited to: our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs;
rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda
NASDAQ: NTLS

•
Jim Hyde, Chief Executive Officer
•
Steb Chandor, Chief Financial Officer
•
Conrad Hunter, Chief Operating Officer
Review Financial and Operational Highlights
Guidance Update
Q&A Session

Significant Growth in Operating Revenues

NASDAQ: NTLS
millions
+8%
1Q13 revenue increased 8% from 1Q12 to $119.3 million
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1Q 2012
1Q 2013
Retail Wholesale & Other

Retail Revenue Gains Momentum

NASDAQ: NTLS
millions
Subscriber revenue growth continues to be driven by both:
ARPU growth
Subscriber growth
1Q13 retail revenue increased 3% sequentially and 12% from 1Q12 to $77.6 million
Highest level since 1Q09
+12%
$80.0
$78.0
$76.0
$74.0
$72.0
$70.0
$68.0
$66.0
$64.0
1Q 2012 1Q 2013

Wholesale/Other Revenue Shows Growth 6 NASDAQ: NTLS millions +1% 1Q13 wholesale/other revenue increased 1% from 1Q12 to $41.8 million $45.0 $40.0 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 1Q 2012 1Q 2013

Sprint Disputes Update

NASDAQ: NTLS
Data rate reset dispute
Still outstanding
Ranges updated to:
Sprint’s favor: $11.0 million
nTelos’s favor: $18.0 million
$4.2 million unrelated dispute raised during 3Q 2012, isolated to historical billing issues only
$14.1 million accrual recorded for the disputes, included in current liabilities

Subscribers – Return to Growth

NASDAQ: NTLS
Subscribers up 7% year-over year to approximately 451,000
As of March 31, 2013, postpaid made up 66% of subscriber base
+7%
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1Q 2012 1Q 2013
Prepaid Subscribers
Postpaid Subscribers

Subscribers – Return to Growth (Continued)

NASDAQ: NTLS
Highest quarterly net adds since 1Q08
(15,000)
10,000
5,000
0
(5,000)
(10,000)
15,000
(4,700)
(9,800)
(500)
6,800
3,500
5,500
9,300
11,400
2Q 2011
3Q 2011 4Q 2011
1Q 2012
2Q 2012 3Q 2012 4Q 2012 1Q 2013

Average Revenue Per User (ARPU)

NASDAQ: NTLS
1Q13 Blended ARPU up 10% year-over-year to $53.87
1Q13 Postpaid ARPU up 15% year-over-year to $62.67
+10%
$55.00
$54.00
$53.00
$52.00
$51.00
$50.00
$49.00
$48.00
$47.00
$46.00
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
$64.00
$62.00
$60.00
$58.00
$56.00
$54.00
$52.00
$50.00
Blended ARPU
Postpaid ARPU
+15%

Operational Expenses
NASDAQ: NTLS

($ in millions)
1Q13 1Q12
Cost of sales and services $44.5 $39.2
Customer operations $31.0 $29.6
Corporate operations $7.9 $8.0
Depreciation & Amortization $18.4 $14.9
$101.8 $91.7
Increase of 11% primarily driven by:
Growth in subscriber additions and higher handset costs
Increased depreciation tied to replacement of legacy network equipment

Adjusted EBITDA

NASDAQ: NTLS
millions
Investments in network and smartphone lineup driving return to growth in EBITDA
$38
$37
$36
$35
$34
$33
$32
$31
$30
$29
$36
$34
$32
$33
$37
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Growth in Cell Sites

NASDAQ: NTLS
Expands wholesale coverage
Controls roaming costs
Mitigates churn risk
As of March 31, 2013, 88% of cell sites support 3G EV-DO
Remaining sites expected to be upgraded by Summer 2013
1,440
1,420
1,400
1,380
1,360
1,340
1,365
1,320
1,378
1,396
1,429
1,431
1Q 2012 2Q 2012
3Q 2012
4Q 2012 1Q 2013

Capitalization Overview ($ in millions) March 31, 2013 Cash $99.5 Total Debt $493.4 Net Debt $393.9 LTM Adjusted EBITDA $136.3 Secured Term Loan $492.5 Net Debt Leverage 2.9x NASDAQ: NTLS 14

Competitively Differentiated Retail Model
SAVINGS SIMPLICITY SERVICE
Driving consideration for
“the best value in
wireless” proposition
Making it “easy” to switch Creating “raving fans”
through superior
customer service

NASDAQ: NTLS

1Q 2013 Net Adds

NASDAQ: NTLS
1Q13 prepaid net adds decreased 3,500 year-over-year
1Q13 postpaid net adds improved 8,100 year-over-year
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
11,600
8,100
3,300
6,800
11,400
(4,800)
Prepaid Net Adds
Postpaid Net Adds
Total Net Adds
1Q12 1Q13

Smartphone Penetration

NASDAQ: NTLS
iPhone Update:
20,500 iPhones sold in 1Q13
14,700 or 72% sold to new customers
5,800 or 28% sold to upgrading
subscribers
30% of 1Q13 gross additions were iPhones
27% of postpaid base had iPhones as of
March 31, 2013
As of March 31, 2013:
63% of postpaid subscribers have a
smartphone
53% of prepaid subscribers have a
smartphone
70%
60%
50%
40%
30%
20%
10%
0%
1Q 2012 2Q 2012
3Q 2012 4Q 2012
1Q 2013
Smartphone Penetration

Churn – Improvements Driving Greater Retail Profitability 18 NASDAQ: NTLS 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 Prepaid Churn Postpaid Churn

Guidance (as of May 7, 2013)
NASDAQ: NTLS

Unchanged from February 28, 2013
For the year ended December 31, 2013
Adjusted EBITDA of $135 million - $145 million
CapEx of $75 million - $85 million
2013 net adds expected to exceed 2012 net adds

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
1Q 2013 4Q12 3Q12 2Q12 1Q12
Net Income Attributable to NTELOS Holdings Corp. 5,493 $                     321 $                        4,608 $                     5,606 $                     7,852 $
Net income attributable to noncontrolling interests 529                           443                           488                           881                           129
Net Income 6,022                        764                           5,096                        6,487                        7,981
Interest expense 7,361                        6,651                        5,432                        5,433                        5,428
Loss (gain) on derivatives -                           -                            -                            -                           5
Income taxes 3,744                        (454)                          3,141                        4,609                        5,380
Other expense (income), net 369                           7,038                        50                             44                            57
Operating income 17,496                      13,999                      13,719                      16,573                      18,851
Depreciation and amortization     18,456                      17,440                      15,810                      15,101                      14,907
Accretion of asset retirement obligations 143                           174                           163                           151                           149
Equity-based compensation 1,321                        1,346                        1,478                        1,536                        1,669
Business separation charges ¹
-                           56                             684                           635                           285
Adjusted EBITDA
37,416 $                  33,015 $                    31,854 $                    33,996 $                  35,861 $
1
  Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
1
1Q13 4Q12 3Q12 2Q12 1Q12 FY 2012 FY 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 119,345 $ 117,398 $ 114,466 $ 111,585 $ 110,540 $ 453,989 $ 422,629 $
Less: Equipment revenue from sales to new customers (3,521) (3,808) (3,333) (4,026) (3,874) (15,041) (9,091)
Less: Equipment revenue from sales to existing customers (3,117) (3,315) (3,416) (3,903) (4,403) (15,037) (17,793)
Less: Wholesale, other and adjustments (40,918) (41,488) (42,380) (41,061) (40,836) (165,765) (143,477)
Gross subscriber revenue 71,789 68,787 65,337 62,595 61,427 258,146 252,268
Less:  prepay subscriber revenue (15,205) (14,823) (14,103) (14,001) (13,403) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (479) (237) (434) (382) (653) (1,706) (1,175)
Gross postpay subscriber revenue  56,105 $  53,727 $  50,800 $  48,212 $  43,371 $  200,110 $ 202,335 $
Prepay subscriber revenue 15,205 14,823 14,103 14,001 13,403 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 479 237 434 382 653 1,706 1,175
Gross prepay subscriber revenue 15,684 $  15,060 $  14,537 $  14,383 $  14,056 $  58,036 $  49,933 $
Average number of subscribers 444,244 434,457 427,610 422,247 417,195 425,377 422,256
Total ARPU  53.87 $    52.78 $    50.93 $    49.41 $    49.08 $    50.57 $    49.79 $
Average number of postpay subscribers 298,414 292,668 287,165 284,834 289,047 288,428 298,992
Postpay ARPU  62.67 $    61.19 $    58.97 $    56.42 $    54.63 $    57.82 $    56.39 $
Average number of prepay subscribers 145,831 141,789 140,446 137,413 128,148 136,949 123,264
Prepay ARPU 35.85 $    35.41 $    34.50 $    34.89 $    36.56 $    35.31 $    33.76 $
Gross subscriber revenue  71,789 68,787 65,337 62,595 61,427 258,146 252,268
Less: voice and other feature revenue (42,658) (41,379) (39,366) (37,708) (37,579) (156,032) (171,882)
Data revenue 29,131 $  27,408 $  25,971 $  24,887 $  23,848 $  102,114 $ 80,386 $
Average number of subscribers 444,244 434,457 427,610 422,247 417,195 425,377 422,256
Total Data ARPU  21.86 $    21.03 $    20.25 $    19.65 $    19.05 $    20.00 $    15.86 $
Gross postpay subscriber revenue 56,105 53,727 50,800 48,212 47,371 200,110 202,335
Less: postpay voice and other feature revenue (35,952) (34,651) (33,028) (31,490) (31,432) (130,601) (144,114)
Postpay data revenue 20,153 $  19,076 $  17,772 $  16,722 $  15,939 $  69,509 $  58,221 $
Gross prepay subscriber revenue 15,684 15,060 14,537 14,383 14,056 58,036 49,933
Less: prepay voice and other feature revenue (6,706) (6,728) (6,338) (6,218) (6,147) (25,431) (27,768)
Prepay data revenue 8,978 $    8,332 $    8,199 $    8,165 $    7,909 $    32,605 $  22,165 $
Average number of postpay subscribers 298,414 292,668 287,165 284,834 289,047 288,428 298,992
Postpay data ARPU  22.51 $    21.73 $    20.63 $    19.57 $    18.38 $    20.08 $    16.23 $
Average number of prepay subscribers 145,831 141,789 140,445 137,413 128,148 136,949 123,264
Prepay data ARPU  20.52 $    19.59 $    19.46 $    19.81 $    20.57 $    19.84 $    14.99 $
1 Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.
Average Monthly Revenue per User (ARPU)

May 7, 2013 1Q 2013 Earnings Presentation NASDAQ: NTLS